Current Liabilities	12 Months Ended
Dec. 31, 2018
Payables and Accruals [Abstract]
Current Liabilities

10. Current Liabilities

Accounts Payable  Accounts payable, trade included liabilities of $180 million at December 31, 2018, and $219 million at December 31, 2017, representing the amount by which checks issued but not presented to the Company’s banks for collection exceeded balances in applicable bank accounts. Changes in these liabilities are classified as cash flows from financing activities.

Other Current Liabilities  The following summarizes the Company’s other current liabilities at December 31:

millions	2018	2017
Accrued income taxes	$167	$71
Interest payable	267	246
Production, property, and other taxes payable	309	216
Accrued employee benefits	319	210
Derivatives	89	384
Other	144	183
Total other current liabilities	$1,295	$1,310